Blackstone Mortgage Trust, Inc. February 17, 2015 Full Year and Fourth Quarter 2014 Results Exhibit 99.2 * * * * * * * *

Blackstone Mortgage Trust 1
Fourth Quarter 2014 Highlights
Core Earnings of $0.52 per share for the quarter, a 27% increase from the fourth quarter of 2013, supporting an increase in our fourth quarter dividend to $0.52 per share.
100% floating rate Loan Origination portfolio of $4.4 billion with a weighted average loan-to-
value of 64%.
Closed 8 senior loans representing total commitments of $781 million, with one additional $315 million senior loan closing immediately subsequent to quarter-end.
Funded $770 million of loan commitments, offset by $216 million of full or partial repayments.
Added $743 million of financing capacity, bringing total capacity to $4.4 billion with $2.9 billion outstanding.
GAAP net income of $0.37 per share includes net loss of $0.08 per share in the CT Legacy portfolio;
consolidated book value of $25.10 per share.
Information included in this presentation is as of or for the period ended December 31, 2014, unless otherwise indicated. See Appendix for a definition of Core
Earnings and a reconciliation to GAAP net income, as well as certain per share calculations that are referenced throughout this presentation.

Blackstone Mortgage Trust 2
Fourth Quarter 2014 Balance Sheet, Net Income, and Core Earnings
(Dollars in Millions)
CT Legacy portfolio
($4.8)
Secured financings
($21.3)
Equity and other
(b)
($2.5)
($6.3)
($1.1)
Loan Origination
portfolio
$57.5
$21.5
$4.8
$0.4
$-
Interest income
Interest expense
Non-cash comp.
G&A expenses
Net results
$57.5
$-
($20.9)
Core
Earnings
(a)
Net
Income
$30.1
+
+
+
+
Convertible notes,
net
Balance
Sheet
Mgmt./Incen. fees
$2.5
$0.8
$-
$-
($5.5)
($1.1)
$1,424
$162
$2,865
$22
$4,429
(a)   See Appendix for a definition of Core Earnings and a reconciliation to GAAP net income.
(b)   Includes stockholders’  equity of $1.5 billion, less the net of (i) cash and cash equivalents of $51.8 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $36.5 million, and (iii) accounts payable, accrued expenses, and other liabilities of $47.3 million.

Blackstone Mortgage Trust 3
Increase in quarterly Core Earnings
of 150% during 2014.
Disciplined issuance of 28.3 million
shares of common stock during
2014, resulting in Core Earnings
per share growth of 27%.
Achieved full coverage of dividend
per share in 3Q and 4Q as steady
deployment of capital and
increasing scale drove growth in
Core Earnings per share.
Core Earnings and Dividend Growth
Core Earnings
(a)
(Dollars in Millions)
$0.41 $0.43 $0.43 $0.50 $0.52 Core Earnings
Per share
Loan originations of $3.4 billion during 2014 drove consistent growth in Core Earnings per share and dividends per share.
$0.45 $0.48 $0.48 $0.50 $0.52
Dividends
Per share
(a)
See Appendix for a definition of Core Earnings and reconciliations to GAAP net income.

Blackstone Mortgage Trust 4
Loan Origination Portfolio
Closed $781 million of loans during the fourth quarter with an average commitment of $121 million, including a C$196 million loan secured by an office portfolio in Canada.
Total loan originations for 2014 of $3.4 billion, bringing cumulative originations since the May 2013 re-IPO to $5.9 billion.
Portfolio Gross ROI
(a)
continues to remain stable in the L + 12-13% range as improved financing terms have generally balanced modestly lower portfolio asset yields.
Loan Origination Portfolio Statistics
(Dollars in Millions)
Loan Origination Portfolio
(Net Book Value and Gross ROI
(a)
, Dollars in Millions)
L+12.7%     L+12.7%    L+12.9%     L+12.8%
Gross
ROI:
Number of loans 60
Principal balance $4,463
Net book value $4,429
Wtd. avg. origination loan-to-value 64%
Wtd. avg. cash coupon L + 4.36%
Wtd. avg. all-in yield L + 4.81%
Wtd. avg. gross return on investment
(a)
L + 12.8%
Wtd. avg. maximum maturity
(b)
3.9 yrs.
(a)
Weighted average gross return on investment (“Gross ROI”) is based on each asset’s all-in yield, assuming current rates with no dispositions, early payments, or defaults, and all-in cost of secured debt, assuming full leverage at the asset level based on the maximum available leverage in place or in negotiation for each investment, notwithstanding the amount actually borrowed. Gross ROI excludes costs related to convertible notes, management fees, and corporate-
level expenses. Gross ROI is presented solely for informational purposes and is not representative of net income recognized in prior or future periods.
(b)
Maximum maturity assumes all extension options are exercised, however BXMT’s floating rate loans may be repaid prior to such dates.

Blackstone Mortgage Trust 5
Portfolio Diversification
BXMT’s $4.4 billion floating rate portfolio is diversified by collateral property type and geographic location, and is primarily comprised of senior mortgages and similar credit quality loans.
$316,934,052
$416,559,099
Collateral Diversification
(Net Book Value, % of Total)
Floating rate Loans
(Net Book Value, % of Total)
100.0%
Office
Multifamily
Hotel
Condo
Senior Loans
(Net Book Value, % of Total)
98.0%
Geographic Diversification
(Net Book Value, % of Total)
Other
Retail
CA
13.1%
IL
7.2%
FL
6.3%
WA
2.3%
TX
5.2%
GA
4.9%
CO
2.1%
DC
1.8%
AZ
1.6%
VA
1.5%
HI
1.1%
RI
OR
NV
0.2%
MI
0.2%
OH
0.2%
KY
0.1%
NC
0.2%
0.7%
0.9%
NY
30.5%
CAN
3.1%

Blackstone Mortgage Trust 6
Floating Rate Business Model
BXMT’s LIBOR-based
(a)
lending and funding business model generates increasing returns with rising short-term interest rates.
All else equal, a 100bp increase in LIBOR would increase annual net interest income by $0.26 per share
(b)
.
Loan Capitalization
(c)
(Principal Balance, Dollars in Millions)
Floating rate
loans
Floating rate
borrowings
Floating rate
Net investment
Income Sensitivity to LIBOR
(b)
(Dollars of Net Interest Income per share
(d)
)
$2.30
$2.35
$2.40
$2.45
$2.50
$2.55
$2.60
$2.65
$2.70
$2.75
$2.80
(a)
Our floating rate loans and related liabilities are indexed to the various benchmark rates relevant in each case in terms of currency and payment frequency. Therefore the net exposure to each benchmark rate is in direct proportion to our net assets indexed to that rate.
(b)
Gives effect to LIBOR floors for loan receivable investments. All else equal, a 10bp decrease in LIBOR would decrease annual net interest income by $0.02 per share.
(c)
Includes only the Loan Origination portfolio with an aggregate principal balance of $4.5 billion, capitalized with $2.9 billion of secured borrowings, and with a
$1.6 billion net investment. Excludes the assets, liabilities, and equity of the CT Legacy portfolio.
(d)
Based on annualized net interest income for the quarter-ended December 31, 2014, and shares outstanding as of December 31, 2014.
$0.26
LIBOR

Blackstone Mortgage Trust 7
Credit Facilities and Liquidity
$385 million
Available Borrowings
L + 2.11%
Wtd. Avg. All-in Cost of Credit Facilities
$3.4 billion
Total Credit Facility Capacity
(a)      Total liquidity includes $52 million of cash and $385 million of available borrowings. Potential loan originations assumes 3.5x asset-level leverage on total liquidity, net of $81 million of minimum liquidity requirements under applicable debt covenants.
(b)      Potential borrowings represent the total amount that could be drawn under each facility based on collateral already approved and pledged. When undrawn, these amounts do not incur interest, but are immediately available to BXMT at its sole discretion under the terms of each revolving credit facility.
(c)      The maximum facility size for JP Morgan is composed of a $250 million facility and a £153 million ($238 million) facility. The maximum facility size for Morgan
Stanley represents a £250 million ($389 million) facility that may be drawn in GBP or EUR.
Maximum
Collateral Asset
Debt Obligations
(b)
(Dollars in Thousands)
Facility Size Principal Balance Potential Outstanding Available
Wells Fargo 1,000,000 $     747,256 $               585,737 $        484,365 $        101,372 $
Citibank 500,000 621,025 472,080 392,455 79,625
Bank of America 500,000 557,810 441,201 389,347 51,854
JP Morgan
(c)
488,155 544,654 422,249 341,487 80,762
MetLife 500,000 476,499 366,902 305,889 61,013
Morgan Stanley
(c)
389,050 174,297 137,181 127,240 9,941
Total 3,377,205 $     3,121,541 $           2,425,350 $     2,040,783 $     384,567 $
During the quarter, BXMT closed a $500 million upsize of an existing revolving credit facility, bringing total credit facility capacity to $3.4 billion, including $627 million of GBP and EUR multi-currency facilities.
Currency-matched financings hedge foreign currency denominated loans to the extent of leverage employed.
Total liquidity of $436 million
(a)
at quarter-end, providing for $1.6 billion
(a)
of potential loan originations
and fundings.

Blackstone Mortgage Trust 8
Asset-Specific Financings
(a)
BXMT closed two additional asset-specific financings totaling $243 million of financing capacity, bringing asset-specific capacity to $981 million and total financing capacity to $4.4 billion including credit facilities.
Opportunistic use of asset-specific financings preserves capacity of revolving repurchase facilities.
$981
Total Asset-Specific Financing Capacity
(Dollars in Millions)
$372
•
Non-cross collateralized, with limited recourse and margin call provisions
•
Three agreements with $325 million outstanding and $47 million of future funding commitments
•
$429 million of collateral assets
Asset-Specific
Repurchase
Agreements
$499
•
Senior loan participations sold by BXMT
•
Four participation sales totaling $499 million
•
$636 million of whole loans financed
Loan
Participations
Sold
$110
•
Transaction structures resulting in realized sales of senior interests
•
One $110 million senior interest sold in a $144 million property financing
•
$34 million mezzanine loan remains in BXMT’s portfolio
Non-Consolidated
Senior Interests
(a)     BXMT’s balance sheet includes asset-specific financings of $325 million classified as asset-specific repurchase agreements and $499 million classified as loan participations sold. See pages 11-12, Consolidated and Segment Balance Sheets.

Appendix * * * * * * * * * *

Blackstone Mortgage Trust 10
Loan Origination Segment Portfolio Details
The following table provides details of BXMT’s Loan Origination Segment portfolio:
(Dollars in Millions)
Origination
Date
Loan Type
Total
Commitment
Principal
Balance
Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(a)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 5/22/14 Senior loan 311.2 $  311.2 $  307.1 $        L + 4.00% L + 4.34% 5/22/19 UK Hotel 57%
Loan 2 11/21/13 Senior loan 181.0     181.0     179.8           L + 4.50% L + 4.86% 11/9/18 NY Condo 68%
Loan 3 12/9/14 Senior loan 210.7     163.3     161.8           L + 3.80% L + 4.31% 12/9/19 Diversified-US Office 65%
Loan 4 7/31/14 Senior loan 190.0     153.9     152.8           L + 3.50% L + 4.01% 8/9/19 IL Office 71%
Loan 5 1/7/14 Senior loan 160.0     151.8     150.6           L + 4.75% L + 5.14% 1/7/19 Diversified-US Other 71%
Loan 6 11/20/14 Senior loan 149.4     149.4     147.9           L + 3.40% L + 3.62% 11/20/19 UK Hotel 62%
Loan 7 12/17/13 Senior loan 139.8     139.8     139.1           L + 4.75% L + 5.27% 1/9/19 NY Office 70%
Loan 8 11/17/14 Senior loan 168.8     138.6     137.0           L + 5.50% L + 5.96% 12/9/19 CAN Office 53%
Loan 9 1/30/14 Senior loan 145.9     133.4     133.0           L + 4.30% L + 4.63% 12/1/17 NY Hotel 39%
Loan 10 6/20/14 Senior loan 137.5     120.4     119.4           L + 5.75% L + 6.39% 6/20/16 CA Hotel 44%
Loan 11 2/25/14 Senior loan 166.0     119.4     118.0           L + 4.40% L + 4.81% 3/9/19 Diversified-US Hotel 51%
Loan 12 2/20/14 Senior loan 100.0     97.7        97.4              L + 4.40% L + 4.58% 3/9/19 NY Office 70%
Loan 13 10/30/13 Senior loan 100.0     97.7        97.3              L + 4.38% L + 4.61% 11/9/18 CA Hotel 72%
Loan 14 3/4/14 Senior loan 121.4     95.1        94.0              L + 4.00% L + 4.58% 3/4/18 UK Office 55%
Loan 15 9/30/13 Senior loan 111.1     89.5        89.4              L + 3.70% L + 3.83% 9/30/20 NY Multifamily 62%
Loans 16-60 Various
Various
(b)
2,583.3 2,320.7 2,303.9 L + 4.41% L + 4.92% Various Various Various 67%
Total/Wtd. avg. 4,976.1 $     4,462.9 $     4,428.5 $     L + 4.36% L + 4.81% 3.9 years 64%
(a)      Maximum maturity date assumes all extension options areexercised, however BXMT’s floating rate loans may be repaid prior to such dates.
(b)      Includes (i) 43 senior loans with an aggregate principal balance of $2.3 billion, (ii) one subordinate mortgage participation with a principal balance of $54 million, and (iii) one mezzanine loan with a principal balance of $34 million resulting from BXMT’s disposition of a non-consolidated senior interest as a financing strategy in connection with the origination of the overall property financing.

Blackstone Mortgage Trust 11
Consolidated Balance Sheet
(Dollars in Thousands, Except per Share Data) December 31, 2014 December 31, 2013
Assets
Cash and cash equivalents 51,810 $                    52,342 $
Restricted cash 11,591 10,096
Loans receivable, net 4,428,500 2,047,223
Equity investments in unconsolidated subsidiaries 10,604 22,480
Accrued interest receivable, prepaid expenses, and other assets 86,016 80,639
Total assets 4,588,521 $             2,212,780 $
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities 61,013 $                    97,153 $
Revolving repurchase facilities 2,040,783 863,622
Asset-specific repurchase agreements 324,553 245,731
Loan participations sold 499,433 90,000
Convertible notes, net 161,853 159,524
Total liabilities 3,087,635 1,456,030
Equity
Class A common stock, $0.01 par value 583 295
Additional paid-in capital 2,027,404 1,252,986
Accumulated other comprehensive (loss) income (15,024) 798
Accumulated deficit (547,592) (536,170)
Total Blackstone Mortgage Trust, Inc. stockholders’ equity
1,465,371 717,909
Non-controlling interests 35,515 38,841
Total equity 1,500,886 756,750
Total liabilities and equity 4,588,521 $             2,212,780 $

Blackstone Mortgage Trust 12
Consolidated Balance Sheet: Segment Allocation
December 31, 2014
(Dollars in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Assets
Cash and cash equivalents 51,810 $           - $                  51,810 $
Restricted cash - 11,591 11,591
Loans receivable, net 4,428,500 - 4,428,500
Equity investments in unconsolidated subsidiaries - 10,604 10,604
Accrued interest receivable, prepaid expenses, and other assets 36,531 49,485 86,016
Total assets 4,516,841 $     71,680 $          4,588,521 $
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities 47,328 $           13,685 $           61,013 $
Revolving repurchase facilities 2,040,783 - 2,040,783
Asset-specific repurchase agreements 324,553 - 324,553
Loan participations sold 499,433 - 499,433
Convertible notes, net 161,853 - 161,853
Total liabilities 3,073,950 13,685 3,087,635
Equity
Total Blackstone Mortgage Trust, Inc. stockholders’equity 1,442,891 22,480 1,465,371
Non-controlling interests - 35,515 35,515
Total equity 1,442,891 57,995 1,500,886
Total liabilities and equity 4,516,841 $     71,680 $          4,588,521 $

Blackstone Mortgage Trust 13
Consolidated Statement of Operations
Three Months Ended December 31, Year Ended December 31,
(Dollars in Thousands, Except per Share Data) 2014 2013 2014 2013
Income from loans and other investments
Interest and related income 58,258 $              26,837 $              184,766 $            53,164 $
Less: Interest and related expenses 21,446                 11,525                 69,143                 18,017
Income from loans and other investments, net 36,812                 15,312                 115,623               35,147
Other expenses
Management and incentive fees 6,272                     2,521                     19,491                 5,937
General and administrative expenses 5,876                     5,408                     27,799                 11,505
Total other expenses 12,148                 7,929                     47,290                 17,442
Impairments, provisions, and valuation adjustments 5,654                     3,012                     13,258                 8,676
Loss on deconsolidation of subsidiary (8,615)                   -                         (8,615)                   -
Other income -                         -                         -                         38
Income from equity investments in unconsolidated subsidiaries 3,742                     -                         28,036                 -
Income before income taxes 25,445                 10,395                 101,012               26,419
Income tax provision 107                        667                        518                        995
Net income 25,338 $              9,728 $                100,494 $            25,424 $
Net income attributable to non-controlling interests (3,848)                   (2,649)                   (10,449)                (10,392)
Net income attributable to Blackstone Mortgage Trust, Inc. 21,490 $              7,079 $                90,045 $              15,032 $
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding 58,190,324          29,364,448          48,394,478          18,520,052
Net income per share of common stock 0.37 $                   0.24 $                   1.86 $                   0.81 $

Blackstone Mortgage Trust 14
Consolidated Statement of Operations: Segment Allocation
Three Months Ended December 31, 2014 Year Ended December 31, 2014
(Dollars in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
Income from loans and other investments
Interest and related income 57,527 $     731 $           58,258 $     180,654 $   4,112 $        184,766 $
Less: Interest and related expenses 21,256 190 21,446 68,098 1,045 69,143
Income from loans and other investments, net 36,271 541 36,812 112,556 3,067 115,623
Other expenses
Management and incentive fees 6,272 - 6,272 19,491 - 19,491
General and administrative expenses 3,613 2,263 5,876 12,665 15,134 27,799
Total other expenses 9,885 2,263 12,148 32,156 15,134 47,290
Impairments, provisions, and valuation adjustments - 5,654 5,654 - 13,258 13,258
Loss on deconsolidation of subsidiary - (8,615) (8,615) - (8,615) (8,615)
Income from equity investments in unconsolidated subsidiaries - 3,742 3,742 - 28,036 28,036
Income (loss) before income taxes 26,386 (941) 25,445 80,400 20,612 101,012
Income tax provision 63 44 107 194 324 518
Net income (loss) 26,323 $     (985) $          25,338 $     80,206 $     20,288 $     100,494 $
Net income attributable to non-controlling interests - (3,848) (3,848) - (10,449) (10,449)
Net income (loss) attributable to Blackstone Mortgage Trust, Inc. 26,323 $     (4,833) $      21,490 $     80,206 $     9,839 $        90,045 $

Blackstone Mortgage Trust 15
Consolidated Statement of Operations: Loan Origination Segment
Three Months Ended
(Dollars in Thousands)
December 31, 2014 September 30, 2014 $ Change % Change
Income from loans and other investments
Interest and related income 57,527 $                     49,720 $                     7,807 $                        15.7%
Less: Interest and related expenses 21,256                         19,713                         1,543                           7.8%
Income from loans and other investments, net 36,271                         30,007                         6,264                           20.9%
Other expenses
Management and incentive fees 6,272                           5,412                           860                              15.9%
General and administrative expenses 3,613                           2,705                           908                              33.6%
Total other expenses 9,885                           8,117                           1,768                           21.8%
Income before income taxes 26,386                         21,890                         4,496                           20.5%
Income tax provision 63                                 -                               63                                 N/M
Net income 26,323 $                     21,890 $                     4,433 $                        20.3%

Blackstone Mortgage Trust 16
Per Share Calculations
(Dollars in Thousands, Except per Share Data)
Core Earnings
Reconciliation
Book Value per
Share:
Segment Allocation
Earnings per Share:
Segment Allocation
Three Months Ended December 31, 2014 Three Months Ended September 30, 2014
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
Net income (loss) 26,323 $        (4,833) $         21,490 $        21,890 $        134 $              22,024 $
Weighted-average shares
  outstanding, basic and diluted 58,190            58,190            58,190            49,211            49,211            49,211
Earnings per share, basic and diluted 0.45 $             (0.08) $           0.37 $             0.45 $             0.00 $             0.45 $
Three Months Ended
December 31, 2014 September 30, 2014
Net income 21,490 $                        22,024 $
CT Legacy Portfolio segment net loss (income) 4,833 (134)
Amortization of discount on convertible notes 408 404
Incentive management fees 817 842
Non-cash compensation expense 2,528 1,619
Core Earnings 30,076 $                        24,755 $
58,190 49,211
Core Earnings per share, basic and diluted 0.52 $                            0.50 $
December 31, 2014 September 30, 2014
Loan
Origination
CT Legacy
Portfolio Total
Loan
Origination
CT Legacy
Portfolio Total
1,442,891 $  22,480 $       1,465,371 $  1,448,384 $  29,355 $       1,477,739 $
Shares
Class A common stock 58,270 58,270 58,270 57,680 57,680 57,680
Deferred stock units 119 119 119 113 113 113
58,389 58,389 58,389 57,793 57,793 57,793
Book value per share 24.71 $         0.39 $            25.10 $         25.06 $         0.51 $            25.57 $
Stockholders’ equity
Weighted-average shares outstanding, basic and diluted

Blackstone Mortgage Trust 17
Reconciliation of Net Income to Core Earnings
Three Months Ended
(Dollars in Thousands, Except per Share Data)
December 31,
2013
Mach 31,
2014
June 30,
2014
September 30,
2014
December 31,
2014
Net income 7,079 $           13,065 $        33,466 $        22,024 $         21,490 $
CT Legacy Portfolio segment net loss (income) 3,670 970 (15,508) (134) 4,833
Amortization of discount on convertible notes 130 391 397 404 408
Unrealized (gain) loss on foreign currency remeasurement (23) 32 (235) - -
Incentive management fees - - - 842 817
Non-cash compensation expense 1,158 1,834 2,382 1,619 2,528
Core Earnings 12,014 $        16,292 $        20,502 $        24,755 $         30,076 $
Weighted-average shares outstanding, basic and diluted 29,364 37,967 47,978 49,211 58,190
Net income per share, basic and diluted 0.24 $             0.34 $             0.70 $             0.45 $             0.37 $
Core Earnings per share, basic and diluted 0.41 $             0.43 $             0.43 $             0.50 $             0.52 $

Blackstone Mortgage Trust 18
Definitions
Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Core Earnings, a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”) in this presentation.
Core Earnings is an adjusted measure that helps BXMT evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. BXMT also uses Core Earnings to calculate the incentive and base management fees due to its manager under its management agreement and, as such, BXMT believes that the disclosure of Core Earnings is useful to investors.
Core Earnings is defined as GAAP net income (loss), including realized losses not otherwise included in GAAP net income (loss), and excluding (i) net income (loss) attributable to the CT Legacy Portfolio segment, (ii) non-cash equity compensation expense, (iii) incentive management fees, (iv) depreciation and amortization, and (v) unrealized gains
(losses) or similar non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors.
Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of BXMT’s GAAP cash flows from operations, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, BXMT’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, its reported Core Earnings may not be comparable to the Core Earnings reported by other companies.

Blackstone Mortgage Trust 19
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Blackstone
Mortgage Trust’s current views with respect to, among other things, Blackstone Mortgage Trust’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,”
“indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,”
“predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone Mortgage Trust believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone Mortgage Trust assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.